Exhibit 11.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement on Form 1-A of our report dated April 30, 2021 relating to the financial statements of Emerald Health Pharmaceuticals Inc.

/s/ DELOITTE & TOUCHE LLP

San Diego, California

July 26, 2021